Oslo, Norway Pareto Oil & Offshore Conference September 1-2, 2010 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements.

Recent Developments
•
Acquired the 55% of Mandarin Drilling Company not previously owned, bringing total ownership of Platinum Explorer drillship to 100%
•
Raised $1.0 Billion 11.5%  Senior Secured Notes to fund the purchase of
Platinum Explorer and refinance existing debt; no debt matures prior to
2014
•
Signed Construction Management Agreement and Marketing Agreement
for Dalian Developer

Corporate Overview
Symbol: VTG (NYSE AMEX)
Location: HQ – Houston; Operations – Singapore; Marketing - Dubai
Market Cap: $390 million
Book Value: $773 million
Enterprise Value: $1.5 billion
Employees: > 700
Contract Backlog: $3.8 billion
Owned Fleet: 4 Ultra-Premium Jackups
1 Ultra-Deepwater Drillship
Managed Fleet: 2 Ultra-Deepwater Semisubmersibles
2 Ultra-Deepwater Drillships

•
Premium high-specification drilling units, including four jackup rigs, three drillships and two semisubmersibles
•
Vantage’s modern rigs are capable of drilling to deeper depths and possess enhanced operational efficiency and technical capabilities, resulting in higher utilization, dayrates and margins
•
Total costs of owned fleet of four jackups and the Platinum Explorer drillship of approximately
$1.7 billion
•
Successful track record of managing, constructing, marketing and operating offshore drilling units
•
In-house team of engineers and construction personnel overseeing complex construction projects
•
All jackups delivered on budget and on time
•
Jackup fleet has experienced approx. 99% of productive time for Vantage’s first 18 months in operation
Level of efficiency is exceptional for newly-constructed jackup rigs upon commencement of operations
•
Significant cash flow visibility
•
Owned fleet contract backlog of approximately $1.3 billion and managed fleet contract backlog of approximately $2.5 billion as of March 31, 2010
Owned fleet counterparties include Pearl Energy, VAALCO Energy, Foxtrot International, ENI, Nido
Petroleum, Phu Quy
(1)
and ONGC
Managed deepwater rigs counterparties include PEMEX and Petrobras
Company Highlights
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
Premium Fleet
Proven Operational
Track
Record
Significant
Contract Coverage
with
High Quality
Counterparties

Company Highlights (Cont’d)
Four construction management arrangements for two ultra-deepwater drillships, DragonQuest and
Dalian
Developer,
as well as two 6th generation semisubmersibles
Approximately $5.0 million of annual cash flow per contract during the construction phase
Management of drillship and semisubmersible operations once in service
Approximately $12.0 to $15.0 million per year per contract for the duration of each contract
Management team with extensive experience; average of 28 years in the drilling industry
Includes international and domestic public company experience with industry-leading peers involving numerous acquisitions and debt and equity financings
Experienced operating personnel already hired and crew member training ongoing for Platinum
Explorer
Construction
Supervision and
Management
Arrangements
Experienced
Management and
Operational Team

Fleet Overview
Owned Assets
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller Platinum Explorer
•
Significant asset value of owned fleet
Managed Assets
SeaDragon I SeaDragon II Dalian Developer DragonQuest

Premium Newbuild Fleet
•
Owned Fleet:
Four newbuild ultra-premium high-specification Baker Marine Pacific Class 375 jackups
Platinum Explorer –
ultra-deepwater 12,000 ft. drillship (equipped for 10,000 ft.)
• The drillship is currently being constructed by Daewoo Shipbuilding & Marine Engineering Co. Ltd. (“DSME”)
•
Managed Fleet:
One ultra-deepwater 12,000 ft. drillship (under construction at DSME Shipyard)
One multiservice drillship (under construction at Dalian Shipyard)
Two Moss Maritime CS50 MkII 6th generation 10,000 ft. semisubmersibles (under construction at Jurong Shipyard)
Fleet Construction Cost ~ $4.5 Billion
Drillships – One Owned, Two Managed
Semisubmersibles – Two Managed Jackups – Four Owned

Worldwide Operations
Vantage Offices
Owned Rigs
Managed Rigs
Contract: PEMEX
Semi I
Mexico GOM
Contract: Petrobras
DragonQuest
U.S. GOM
Contract: ONGC
Platinum Explorer
India
Houston
Singapore
Dubai
Contract: Pearl
Emerald Driller
Thailand
Contract: Foxtrot
Sapphire Driller
Ivory Coast
Contract: VAALCO
Sapphire Driller
Gabon
Contract: Nido
Aquamarine Driller
Philippines
Contract: Phu Quy (1)
Topaz Driller
Vietnam
Country of Operation
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.

Advantages of Ultra-Premium Jackups
The Baker Marine Pacific Class jackup is capable of drilling in up to 375 feet of water and has a maximum drilling depth of 30,000 feet
Dimensions 236’ x 224’ x 28’ 208’ x 178’ x 23’
Water Depth (Max/Min) 375’ 300’
Drilling Depth - Ft 30,000 25,000
Cantilever Reach 75’ 45’
Leg Length 506’ 418’
Spudcan Diameter 55.5’ 48’
Variable Deck Load (Operating) 7,497 kips 4,000 kips
Accommodations (Persons) 120 66
•
Faster drilling times
•
Faster moving times
•
Increased volumes of consumable liquids
and drilling fluids
•
Reduced boat runs and non-productive
time
•
Improved pipe handling and offline
capability
•
Fast preloading time for all tanks
•
75’ x 30’ cantilever reach substantially
greater than the industry average
•
Pipe decks allow increased storage capacity
•
Premium drilling package:
•
3 x 2200HP mud pumps
•
Integrated diverter system
•
18 ¾ BOP handling system and 4 rams
•
High-capacity, high efficiency – 5 x CAT
3516 B Diesel engines
Baker Marine Pacific Class 375 Standard 300’
Comparison of Vantage Ultra-Premium Jackup to Standard Jackup
Increased Operational Efficiency and Improved Technical Capability

Percent Completed
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
'08 Jan
Apr
Jul
Oct
'09 Jan
Apr
Jul
Oct
'10 Jan
Apr
Jul
Plan
Actual

DSME

VANTAGE DRILLING COMPANY

Platinum Explorer Construction Status Platinum Explorer as of July 2010 Overall Construction Progress (July 2010) Source: DSME.

Platinum Explorer
Path Forward
Milestone Dates
•
September 2 – Naming Ceremony
•
September 28 to October 23 – Sea Trials
•
November 10 – Rig Delivery
•
November 20-25 – Arrive Singapore and load riser
•
December 15 – Arrive East coast of India
•
December 31 – On Contract with ONGC

Semisubmersibles
•
Two 6th generation semisubmersibles
•
Moss Maritime CS50 MkII
Drilling depth of 40,000 feet
Operate in up to 10,000 feet of water
•
Construction ongoing at Jurong Shipyard Pte Ltd, Singapore
Semi I:  Delivery Q4 2010 (PEMEX / five years)
Semi II:  Delivery Q3 2011 (Currently marketing)
•
Construction Management Contracts: Approximately $5.0 million of annual cash flow per contract during the construction phase
•
Operating Management Contracts:
Approximately $12.0 – $15.0 million of annual cash flow per rig
Structured as a combination of a fixed daily fee and a variable fee based on dayrate and annual cash flow

Fleet Status – Average Drilling Revenue /
Day (1)
5 years at $590,500
5 years at $503,000
Ownership 2010 2011 2012
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% 2 yrs. at $171K
Sapphire Driller 100% 10 mos. at $115.5K 8 mos. at $120K
Aquamarine Driller 100% 5 mos. at $154.2K 2 yrs. at $120K
(2)
Repriced to Leading Market Rate
Topaz Driller 100% 10 mos. at $107.2K
Drillships
Platinum Explorer 100% 5 yrs. at $590.5K
DragonQuest Managed
8 yrs. at $551.3K
(3)
Dalian Developer Managed
Semisubmersibles
Semi I Managed 5 yrs. at $503K
Semi II Managed
Construction Commissioning/ Working Operating Option Extended
Management Mobilization (Owned Rigs) (Management Contract Well Test
Contract Contract) Option
(1)
Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2)
The contract is for drilling two wells plus extended well tests. Estimated drilling time is one month per well and extended well tests could range from a few months to up to one year per well.
The first extended well tests period has been contracted through April 2011.
(3)
The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.

PEARL ENERGY					
		VAALCO ENERGY, INC. FOXTROT International					
		Nido Petroleum Limited					
		TOTAL					
		ओएनजीसी ONGC					
		BR PETROBRAS					
		PEMEX					

VANTAGE DRILLING COMPANY

Vessel Name
Owned/
Managed Contract Party
Contract Party
Credit Rating
(S&P/Moody’s) Contract Length
Average Drilling
Revenue Per
Day (1)
Contract Value
(Gross)
Operating
Management Fee
Emerald Driller Owned AA / Aa3 2 Years $171,000 $126.5 million N/A
Sapphire Driller
Owned N/A
A- / BBB+ (2)
1) 5 months
2) 8 months
1) $115,500
2) $120,000
1) $17.2 million
2) $28.4 million
N/A
Aquamarine Driller Owned N/A 2 years (3) $120,000 $86.4 million (3) N/A
Topaz Driller Owned
Phu Quy (4)
N/A 7 months $107,200 $22.5 million N/A
Platinum Explorer Owned N/A / A2 5 years $590,500 $1.1 billion    N/A
DragonQuest Managed BBB- / A3 8 years $551,300 $1.6 billion
$14.0-15.0
million annually
Semi I Managed BBB / Baa1 5 years $503,000 $0.9 billion
$13.0-15.0
million annually
Semi II Managed N/A
Dalian Developer Managed N/A
Contract Overview and Customer Credit
Profile
(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) Foxtrot International is owned by Bouygues Group, which has an A- rating from S&P and BBB+ rating per Fitch.
(3) The contract is for drilling two wells plus extended well tests. Estimated drilling time is one month per well and extended well tests could range from a few months to up to one year per well. The first extended well tests period has been contracted through April 2011.
(4) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
GOM
Rest of World

100%
90%
80%
70%
60%
50%
Aug-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10

$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultradeepwater

100%
90%
80%
70%
60%
50%
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultra-Deepwater

VANTAGE DRILLING COMPANY

Premium Asset Advantage
•
Premium jackups (350’ + IC rigs)
and ultra-deepwater  floater
have historically maintained
significantly higher utilization
levels, particularly during
downturns in the energy industry
–
Operators demand newer, higher
specification rigs due to superior
operating performance, resulting in
lower maintenance downtimes,
improved safety and higher efficiency
•
A higher utilization level in the
international drilling market
continues to reflect a more
stable rig supply and demand
environment than the Gulf of
Mexico
•
Operators are willing to pay a
substantial dayrate premium for
high-specification rigs
Global Jackup Utilization International vs. GOM Jackup Utilization
Source: Riglogix; ODS-PetroData.
Historical Floater Dayrates ($Thousands) Historical Floater Utilization

Profile of Global Jackup Fleet
•
Capabilities and age – The current worldwide fleet is comprised mostly of older, inefficient rigs
–
27% of today’s jackups are mat-supported and/or have less than 200ft of water depth capability
–
71% of today’s jackups are 25 years or older
–
As of July 2010 a total of 127 rigs were either ready stacked, cold stacked, or in an accommodation mode without contract
–
How many will not return to service?
•
Setting up cyclical recovery – Reduction in the overall fleet should result in pricing power and high utilization levels early on during the recovery
•
Age is a factor – Demand is increasing for high-specification jackups. Many customers are implementing age restrictions and new high-specification characteristics
Source: Riglogix.
Global Jackup Fleet Distribution
300'+ IC
117
300' IC
124
<250' IC
52
250' IC
65
300'+ IS
8
MC
44
<300' IS
17
MS
21
Heavy Weather
19
Age of Jackup Fleet Water Depth (feet)
Age Rigs % % 300+ 200-299 <200
25 years or older 333 71% 64% 146 132 55
5 to 24 years 54 12% 10% 49 2 3
0 to 4 years 80 17% 15% 74 4 2
467 100% 269 138 60
2010 Deliveries 20 4% 14 4 2
2011 Deliveries 16 3% 16 0 0
2012 Deliveries 17 3% 16 1 0
520 100% 315 143 62

Ultra-
Deepwater
76
Midwater
111
Deepwater
55

Total
8
BP
7
Petrobras
16
Chevron
6
Anadarko
6
Statoil
4
Shell
3
Reliance
3
Others
(2 Rigs)
12
Others
(1 Rig)
11

VANTAGE
DRILLING COMPANY

Profile of Global Ultra-Deepwater Fleet
•
The ultra-deepwater rig market maintains the most favorable long-term outlook driven by recent discoveries in Brazil, West Africa, and the U.S. Gulf of Mexico
•
Ultra-deepwater rigs are capable of working in any water depth where operators are currently likely to drill
•
Can compete for any available work, while lower water depth drilling rigs have a more limited market
•
Projections indicate a shortage of rigs designed for the 4,000 – 6,000’ water depth range which will likely be filled by ultra-deepwater units
Floater Rig Supply By Type (# of Rigs)
Ultra-Deepwater Floaters By Operator
(1)
Source: Riglogix.
(1) Ultra-Deepwater (>7,500 ft) drillships and semisubmersibles currently in operation.
(2) Other operators with 1 rig each include: Det Norske Oljeselskap, Murphy, Taylor, Woodside, PEMEX, Tullow, ExxonMobil, Husky, Repsol, Cairn Energy and ONGC for a total of 11 rigs.
(3) Other operators with 2 rigs each include: BHP Billiton, Noble Energy, Marathon, Nexen, ENI and Devon Energy for a total of 12 rigs.

Financial Overview
Pro Forma Capitalization
($Millions)
Actual As Adjusted
Unrestricted Cash 18.4 $            118.2 $
Restricted Cash 27.2                545.3
Accounts receivable 59.2                59.2
Inventory 14.4                14.4
Other current assets 3.9                   3.9
123.1             741.0
Property and equipment, net 888.7             1,159.8
Investment in affiliate 129.1             (0.0)
Other assets 27.6                44.0
1,168.5 $      1,944.8 $
Accounts payable & accrued 45.1 $            45.1 $
Short-term debt 2.6                   2.6
Current maturities long-term debt 16.0                -
63.7                47.7
Long-term debt 364.2             1,127.8
Deferred income taxes 0.1                   0.1
Shareholders Equity:
  Paid in capital 779.4             833.7
  Retained earnings (38.2)              (63.8)
  Other comprehensive loss (0.7)                (0.7)
Total equity 740.5             769.2
1,168.5 $      1,944.8 $
Outstanding shares 236.8             289.1
Book value per share 3.13 $            2.66 $
As of June 30, 2010

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$14.3
$6.4
$22.2
$9.5
$36.4
$14.2
$38.6
$5.0
$58.3
$25.3
$68.4
$24.6
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
Quarter Ended
Revenue
Adjusted EBITDA

VANTAGE
DRILLING COMPANY

Financial Overview Historical Financial Information ($ Millions)

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Rig-Level EBITDA (1)
$200.0
$216.6
$224.6
$249.5
$249.3
$282.3
$273.9
$315.2
$115,000
$140,000
$165,000
$190,000
Jackup Dayrates
Assets of the Issuer (3 Jackups, 1 Drillship)
All Company Assets (4 Jackups, 1 Drillship)

VANTAGE DRILLING COMPANY

Financial Overview
Run-Rate Financial Potential of Vantage Owned Assets
($Millions, except dayrates)
Illustrative Range of Run-Rate Financial Potential
•
Rig-Level EBITDA excludes
income from management
fees and unallocated
corporate SG&A (estimated
at $17-$20 million per year)
(1) Calculations of rig-level EBITDA incorporate management's assumption of 90% utilization/efficiency of jackups, which reflects industry standard productive times on high-specification jackups. Utilization/efficiency of drillship assumed to be 97%, which management believes is a reasonable assumption for a newbuild vessel in its first full year of operations. Rig-level EBITDA attributable to jackups reflects operating expense assumption based on Vantage’s jackups that operated for the full first quarter of 2010.

Peer Group (current)
120%
Peer Group (2009-2010)
190%
Peer Group (2005-2009)
300%
VTG
47%

VANTAGE DRILLING COMPANY

Significant Upside Valuation Potential
EBITDA
Today’s
Peer Avg.
5.5x 6.5x
Historical
Peer Avg.
11.6x
$275 million $1.43 $2.40 $7.26
$300 million $1.91 $2.95 $8.26
$350 million $3.11 $4.08 $10.28
Implied Values – EV/EBITDA
Source: Credit Suisse
Price to Book Value
Commencement of Platinum Explorer
expected to be a catalyst event to unlock value.

Appendix
Reconciliation of Net Income (Loss) to Adjusted EBITDA
($Millions)
3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010
Net Income (Loss) 2.4 $         4.0 $         6.8 $         (4.3) $          6.0 $         (7.0) $
Interest Expense, Net 0.7 1.3 1.9 4.2 8.0 13.3
Income Tax Provision (Benefit) 0.6 0.9 1.1 (0.6) 2.3 8.4
Depreciation 1.7 2.1 3.2 4.3 7.5 8.4
EBITDA 5.4 $         8.3 $         13.0 $       3.6 $           23.8 $       23.1 $
Share-Based Compensation Expense 1.1 1.2 1.2 1.4 1.5 1.5
Adjusted EBITDA 6.5 $         9.5 $         14.2 $       5.0 $           25.3 $       24.6 $
Fiscal Quarter Ended,